EXHIBIT 10.38



                            STOCK PURCHASE AGREEMENT


     AGREEMENT, dated as of February 5, 2002, by and between NUWAVE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and the persons listed on Schedule A hereto (collectively, the "Purchasers").

     WHEREAS, the Company desires to sell 600,000 shares of its Common Stock, $.01 par value (the "Shares"); and

     WHEREAS, the Purchasers desire to purchase the Shares from the Company, and the Company desires to sell such Shares, upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual obligations contained herein and other valuable consideration, the receipt and sufficiency of which being hereby acknowledged, the Company and the Purchasers hereby agree as follows:

                                   ARTICLE I.
                    STOCK PURCHASE AND DELIVERY OF THE SHARES

     1.1 Stock Purchase for the Shares. Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties and agreements contained herein, the Purchasers hereby purchase from the Company, and the Company hereby sells to the Purchasers, the Shares for a purchase price of $0.55 per share (the "Purchase Share Price"), or an aggregate purchase price of $330,000 (the "Purchase Price"), with each Purchaser purchasing the number of Shares set forth on Schedule A.

     1.2 Payment of Purchase Price. The Purchasers are paying for the Shares by contemporaneous delivery to the Company of the Purchase Price, by wire transfer to an account designated by the Company for its portion of the Purchase Price as set forth on Schedule A, and the Company is delivering to the each Purchaser a certificate for its portion of the Shares.

                                  ARTICLE II.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     In order to induce the Purchasers to enter into this Agreement and to consummate the transactions contemplated hereunder, the Company hereby represents and warrants to the Purchasers as follows:

     2.1 Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and is in good standing as a foreign corporation in the State of New Jersey.

     2.2 Capitalization. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, $.01 par value, and 2,000,000 shares of preferred stock, $.01 par value (the "Preferred Stock"). As of September 30,

2001, 10,992,711 shares of the Company's Common Stock and no shares of the Company's Preferred Stock were issued and outstanding. In addition, at that date there were 9,194,980 warrants and 1,638,000 options outstanding.

     2.3 Fully Paid and Non-Assessable Shares. The Shares, when issued, sold and delivered pursuant to the provisions of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

     2.4 Authority. The execution, delivery and performance by the Company of this Agreement and the issuance of the Shares have been duly authorized by the Company, and the Company has all necessary power and authority to issue the Shares and to execute, deliver and perform this Agreement. This Agreement has been duly and validly executed and delivered by the Company and (assuming the valid execution and delivery hereof and thereof by the Purchasers) constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that such validity, binding effect and enforceability may be limited by applicable bankruptcy and other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

     2.5 No Conflicts; Consents. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any provision of the Company's Certificate of Incorporation or By-Laws, each as amended to date; (ii) require the Company to obtain any consent, approval, permit or action of or waiver from, or make any filing with, or give any notice to, any government or political subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality of any such government or political subdivision, or any court or arbitrator, or any governmental agency or political subdivision (a "Governmental Body") or any other person; (iii) violate, conflict with or result in a breach or default under any contract or restriction relating to, or which affects, the Shares or to which the Company is a party or by which the Company may be bound or subject; or (iv) violate any law or order of any Governmental Body against, or binding upon, the Company.

     2.6 Securities. The Company's Common Stock is registered unter the Securities Exchange Act of 1934, as amended, and the Company is current in filing its periodic reports thereunder. The Common Stock is listed on the NASDAQ SmallCap Market.

                                  ARTICLE III.
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     In order to induce the Company to enter into this Agreement and to consummate the transactions contemplated hereunder, the Purchasers, jointly and severally, hereby represent and warrant to the Company as follows:

     3.1 Existence. Kuekenhof Partners LP is a limited partnership duly organized, validly existing and in good standing under the laws of the state of New Jersey. Kuekenhof Equity Fund LP is a limited partnership duly organized, validly existing and in good standing under the laws of the state of Delaware, and is in good standing as a foreign limited partnership in the State of New Jersey.

     3.2 Authority and Performance of this Agreement. The execution, delivery and performance by each Purchaser of this Agreement have been duly authorized by each Purchaser, and each Purchaser has all necessary power and authority to execute, deliver and perform this Agreement. This Agreement has been duly and validly executed and delivered by each Purchaser and (assuming the valid execution and delivery hereof and thereof by the Company) constitutes the legal, valid and binding agreement of each Purchaser, enforceable against each Purchaser in accordance with its terms, except that such validity, binding effect and enforceability may be limited by applicable bankruptcy and other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

     3.3 No Conflicts; Consents. The execution, delivery and performance by each Purchaser of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any provision of such Purchaser's organizational documents, each as amended to date; (ii) require such Purchaser to obtain any consent, approval, permit or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person;
(iii) violate, conflict with or result in a breach or default under any contract or restriction relating to, or which affects, the Shares or to which such Purchaser is a party or by which such Purchaser may be bound or subject; or (iv) violate any law or order of any Governmental Body against, or binding upon, such Purchaser.

     3.4 Investment Representations.

          (a) Accredited Investor. Each Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The general partner of each Purchaser has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks of an investment in the Shares. Each Purchaser has prior experience in investing in "restricted securities" under Regulation D. The investment herein is consistent with each Purchaser's investment objectives. Each Purchaser is an entity in which all of the equity owners are accredited investors. Each Purchaser will provide statements signed by each of its respective equity owners demonstrating how each such equity owner is qualified as an accredited investor.

          (b) Shares Acquired for Investment Purposes. Each Purchaser is acquiring the Shares hereunder solely for its own account, for investment purposes, and not with a view to the resale, transfer or assignment of any the Shares. Each Purchaser acknowledges that the delivery to the Purchasers by the Company of the Shares pursuant to this Agreement has not been registered under the Securities Act or any state securities law, and that the Shares may not be sold or transferred other than pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from such registration, and he may have to bear the economic risk for a substantial period of time.

          (c) Risks. Each Purchaser understands the fundamental aspects of and risks involved in an investment in the Company, including (i) the speculative nature of the investment, (ii) the financial hazards involved, including the risk of losing the entire investment, (iii) the lack of liquidity, (iv) the restrictions on transferability of the Shares and (v) the inherent risks relating to the business of the Company. A memorandum summarizing such risks has been furnished to each Purchaser from the Company. Each Purchaser has read the memorandum and is aware of the risks set forth therein.

          (d) Access. Each Purchaser has received and read the Company's Form 10-KSB for the fiscal year ended December 31, 2000, each of its Form 10-QSB's for the fiscal quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, and its Proxy Statements on Schedule 14A filed on April 30, 2001 and November 9, 2001. Each Purchaser has been afforded the opportunity to obtain information about the Company and to have all of its inquiries to the Company answered in full, and to have been furnished all materials reasonably requested relating to the Company, its purchase of the Shares and any other material information.

          (e) Legend; Stop Transfer. Each Purchaser acknowledges that the certificate or certificates representing the Shares for which such Purchaser is purchasing hereby shall bear the following restrictive legends on the reverse side thereof:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE LAWS. THE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, UNLESS (IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE LAWS IS THEN AVAILABLE.

Each Purchaser is aware that the Company will instruct its transfer agent to make a stop transfer notation in its appropriate records with respect to the restrictions on the transferability of such securities.

          (f) Commission Paid to Placement Agent. Each Purchaser acknowledges that the Company will pay commissions to First Montauk Securities Corp. (the "Placement Agent") for the sale of the Shares on the following terms: The Placement Agent will receive a cash commission of 8% of the Purchase Price, as well as a non-accountable expense allowance equal to 2% of the Purchase Price. The Placement Agent shall also receive placement agent warrants to purchase an amount of shares of Common Stock equal to 5% of the number of Shares sold in the Offering, exercisable for a period of five years from the date hereof, at Purchase Share Price.

                                  ARTICLE IV.
                                    COVENANT

     In order to induce the Purchasers to enter into this Agreement and to consummate the transactions contemplated hereunder, the Company hereby makes the following Covenants to the Purchasers as follows:

     4.1 No Change in Exercise Price or Expiration Date of Outstanding Warrants. The Company does not intend to

          (a) effect any reduction in exercise price of its outstanding public warrants, at any time from the date hereof through July 31, 2002, or

          (b) extend the exercise term of its outstanding warrants issued in connection with the Company's initial public offering (the "IPO Warrants"), which have a termination date as previously extended to July 3, 2002.

     If at any time through July 31, 2002, the Company either (i) grants an exercise price reduction of its outstanding warrants, or (ii) extends the term of the IPO Warrants, each Purchaser shall be granted warrants, subject to such other terms as set forth in such outstanding warrants, to purchase a number of shares of the Company's Common Stock equal to the smaller of (x) such Purchaser's then-percentage interest in the Company, or (y) 4.99% of the outstanding equity interests in the Company, in each case on a non-diluted basis, at an exercise price equal to an amount which is 50% of the spread between the exercise price of the applicable warrants, as adjusted if applicable, and such Purchaser's Purchase Share Price under this Agreement. As an example, if the exercise price of any outstanding warrants is reduced to $1.05 per share, each Purchaser will be granted warrants under this Section at an exercise price of $0.55 + ($1.05 - $0.55) / 2, or $0.80.

                                   ARTICLE V.
                               REGISTRATION RIGHTS

     5.1 "Piggyback" Registration. If the Company, at any time from the date hereof until July 31, 2002, proposes to register any shares of its Common Stock under the Securities Act (other than registrations (i) solely for the registration of shares in connection with an employee benefit plan or a merger or consolidation, (ii) pursuant to Section 5.2, or (iii) for the registration of Common Stock underlying warrants or other rights issued and outstanding as of the date hereof), whether or not for sale of its own account, and the registration form to be used may be used for the registration of the Shares (a "Piggyback Registration"), the Company will give prompt written notice to the Purchasers of its intention to do so and of each Purchaser's rights under this
Section 5.1). Upon the written request of any Purchaser made within fifteen (15) days after the receipt of any such notice (which request shall specify the number of Shares intended to be disposed of by the Purchaser and the intended method of distribution thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Shares which the Company has been so requested to register by such Purchaser. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Purchaser and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Shares in connection with such registration (but not from its obligation to pay the expenses in connection therewith), and (ii) in the case of a determination to delay registering or to delay the sale of the Shares thereunder, shall be permitted to delay registering any Shares or the sale thereunder, for the same period as the delay in registering such other securities or as requested by any underwriter of other securities being included therein (provided that all sellers of included securities (other than the Company) are similarly treated).

     5.2 "Demand" Registration. The Purchasers shall have the right, beginning thirty (30) days after the Company files its Form 10-KSB for the fiscal year ended December 31, 2001, with the Securities and Exchange Commission (the "SEC"), to demand by written notice to the Company ("Notice of Demand") that the Company use its best efforts to effect the registration of the Shares under the Securities Act on Form S-3 or such applicable form as properly designated by the Company. The Company shall as expeditiously as practicable, but in no event later than one hundred fifty (150) days after the delivery of such Notice of Demand, prepare and file with the SEC a registration statement (the "Demand Registration") under the Securities Act and use its best efforts to cause such Demand Registration to become effective. The Company shall use its best efforts to maintain the Registration Statement current under the Securities Act from its effective date until the date which is two (2) years from the date of this Agreement or until all Shares included therein have been sold, if earlier. Subject to Section 5.1 hereof the Company may include the Shares in a registration statement being filed by the Company with respect to other securities of the Company.

     5.3 Costs; Prospectuses; Qualification for Sale. The Company shall bear the entire cost and expense of registering the Shares under any Registration Statement filed by it under this Article. The Company shall supply prospectuses and such other documents as the Purchasers may request and shall qualify the Shares for sale in such jurisdictions as requested; provided, however, that the Company reserves the right, in its sole discretion, not to qualify the Shares in any jurisdiction where the Company would be required to qualify as a foreign corporation and is not otherwise required to be qualified therein. The obligation of the Company under this Article shall be limited to one Registration Statement which is declared effective under the Securities Act.

     5.4 Indemnification; Selling Stockholder Agreement. As a condition to the Company filing a registration under this Article, each Purchaser agrees to provide to the Company the usual and customary indemnifications and to enter into a customary selling shareholder agreement with the Company in connection with the Shares to be registered, as may be reasonably requested by the Company.

                                  ARTICLE VI.
                                 INDEMNIFICATION

     6.1 Each Purchaser acknowledges that it understands the meaning and legal consequences of the representations and warranties contained in Article 3. Each Purchaser hereby agrees to jointly and severally indemnify and hold harmless the Company, and the Company's officers and directors, from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty made by it in this Agreement.

                                  ARTICLE VII.
                                 MISCELLANEOUS.

     7.1 Entire Agreement. This Agreement contains the entire agreement between the Purchaser and the Company with respect to the matters set forth herein, and this Agreement supersedes all prior agreements and understandings between them as to the subject matter hereof.

     7.2 Benefits. All of the terms and provisions of this Agreement shall bind and inure to the benefit of the Company and each Purchaser and their respective successors and assigns. No Purchaser may transfer or assign this Agreement without the prior written consent of the Company.

     7.3 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of Delaware, without giving effect to the principles of conflicts of law.

     7.4 Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

     7.5 Modification, Waivers, Etc. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     7.6 Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given and shall be effective upon receipt if delivered by hand, or sent by certified or registered United States mail, postage prepaid and return receipt requested, or by prepaid overnight express service or facsimile transmission (with receipt confirmed). Notices shall be sent to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice; provided that such notice shall be effective only upon receipt thereof):

                    If to the Company:

                    NUWAVE Technologies, Inc.
                    One Passaic Ave.
                    Fairfield, NJ 07004
                    Attn: Chief Financial Officer
                    Telephone: (973) 882-8810
                    Fax: (973) 882-9912
                    Attn: Chief Financial Officer

                    If to the Purchasers:

                    Michael C. James
                    Kuekenhof Capital Management, L.L.C.
                    22 Church Street, Suite 5
                    Ramsey, New Jersey 07446
                    Telephone: (201) 995-1950
                    Fax: (201) 995-1954

     7.7 Captions. The captions of articles and sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                                         NUWAVE TECHNOLOGIES, INC.


                                           By:
                                              -----------------------------
                                                Name/Title:

                                         KUEKENHOF PARTNERS LP


                                           By:
                                              -----------------------------
                                                Name/Title:

                                         KUEKENHOF EQUITY FUND LP


                                           By:
                                              -----------------------------
                                                Name/Title: